                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ / Preliminary Proxy Statement / /           Confidential, For Use of the Commission Only
                                              (as permitted by Rule 14a-6 (e) (2)
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           FIRST ALBANY COMPANIES INC.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------
      (5)   Total fee paid:


            --------------------------------------------------------------------
/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:


            --------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement no.:


            --------------------------------------------------------------------
      (3)   Filing Party:


            --------------------------------------------------------------------
      (4)   Date Filed:

            --------------------------------------------------------------------

                          First Albany Companies Inc.




                                          April 18, 1997

Dear Shareholder:

The 1997 Annual Meeting of Shareholders of First Albany Companies Inc. will be held at the offices of the Company at 30 South Pearl Street, Albany, New York on Thursday, May 15, 1997, at 4:30 P.M.(EDT).


The enclosed material includes the Notice of Annual Meeting and Proxy Statement which describes the business to be transacted at the meeting. We ask that you give it your careful attention.

As in the past, we will be reporting on your Company's activities and you will have an opportunity to ask questions about its operations.

We hope that you are planning to attend the Annual Meeting personally and we look forward to seeing you. Whether or not you are able to attend in person, it is important that your shares be represented at the Meeting. Accordingly, the return of the enclosed Proxy as soon as possible will be appreciated and will ensure that your shares are represented at the Annual Meeting. Over 93% of the outstanding shares were represented at last year's Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

On behalf of the Board of Directors and management of First Albany Companies Inc., I would like to thank you for your continued support and confidence.


                                          Sincerely yours,

                                          /s/ George C. McNamee

                                          George C. McNamee
                                          Chairman of the Board

                          First Albany Companies Inc.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  May 15, 1997

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Albany Companies Inc. (the "Company") will be held at the offices of the Company, 30 South Pearl Street, Albany, New York, on Thursday, May 15, 1997 at 4:30 P.M.
(EDT) for the following purposes:

1.    To elect eight Directors whose term of office will expire in 1998;


2. To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company for the fiscal year ending December 31, 1997; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Holders of Common Stock of record as of the close of business on April 11, 1997, are entitled to receive notice of and vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date, and mail the enclosed Proxy card in the return envelope provided. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person.

                                    By order of the Board of Directors

                                    /s/ Michael R. Lindburg

                                    Michael R. Lindburg
                                    Secretary
Albany, New York
April 18, 1997

                           FIRST ALBANY COMPANIES INC.

                              30 South Pearl Street
                             Albany, New York 12207
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         ANNUAL MEETING OF SHAREHOLDERS
                    -----------------------------------------

                                  May 15, 1997


This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being furnished to the shareholders of First Albany Companies Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the offices of the Company at 30 South Pearl Street, Albany, New York, on Thursday, May 15, 1997, at 4:30 P.M.
(EDT), and any adjournments thereof. These proxy materials are being mailed on or about April 18, 1997, to holders of record on April 11, 1997, of the Company's Common Stock.

A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of the shareholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the shareholder, or, if no instructions are indicated, will be voted FOR the slate of directors described herein; FOR the ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company; and, as to any other matter of business that may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the same.

All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers, and other employees of the Company, by telephone, telegraph, telex, in person, or otherwise, without additional compensation. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such material.

                                   THE COMPANY

The Company, which was incorporated under the laws of the State of New York in November 1985, is a holding company which, through its principal wholly-owned subsidiary, First Albany Corporation ("First Albany"), is an investment banking, securities trading, and brokerage firm serving corporations, governments, and institutional and individual investors.

                                VOTING SECURITIES

Holders of record at the close of business on April 11, 1997, of the Company's Common Stock, par value $.01 per share ("Common Stock"), are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote. The Company's Certificate of Incorporation does not provide for cumulative voting.

On April 11, 1997, 5,171,279 shares of Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum.

Assuming the presence of a quorum at the Annual Meeting, (1) the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors, and (2) the affirmative vote of a majority of the votes cast by holders of shares of Common Stock present and entitled to vote is required for the ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company.

               STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of Common Stock of the Company as of March 14, 1997, by (i) persons owning more than 5% of the Common Stock, (ii) each director of the Company and the executive officers included in the Summary Compensation Table and (iii) all officers and directors of the Company as a group.

                                                              Shares Beneficially Owned(6)
                                                              ----------------------------
Name                                                             Number        Percent
-----------------------------------------------------------------------------------------
George C. McNamee(1)(2)(4)                                       873,037          16.33%
Alan P. Goldberg(2)(4)                                           689,176          12.92%
Hugh A. Johnson, Jr.(2)(4)                                       146,153           2.80%
J. Anthony Boeckh                                                  7,751    less than 1%
Walter Fiederowicz(5)                                              5,381    less than 1%
Daniel V. McNamee III(1)                                          87,479           1.69%
Charles L. Schwager                                               11,025    less than 1%
Benaree P. Wiley                                                     992    less than 1%
Edwin T. Brondo                                                   10,201    less than 1%
David J. Cunningham(2)                                           136,102           2.63%
Michael R. Lindburg(2)(4)                                        117,280           2.24%
First Albany Employee Stock Bonus Plan(2)                      1,377,665          26.64%
All officers and directors of the Company as a group(3)(4)     3,316,778          59.15%

1 Does not include interest as residual beneficiary under the McNamee Family Trust, and with respect to Daniel V. McNamee III as trustee under the Trust. Mr.
G. McNamee disclaims beneficial ownership of any such interest.

2 The Board of Directors of the Company serves as the Administrative Committee of the First Albany Companies Inc. Stock Bonus Plan (the "Stock Bonus Plan"). Daniel V. McNamee III serves as Trustee of the Trust created thereby. Pursuant to the terms of the Stock Bonus Plan, individual employees are permitted to direct the vote of shares allocated to their respective accounts. The number of shares beneficially owned by Messrs. G. McNamee, Goldberg, Johnson, Brondo, Cunningham, and Lindburg includes the shares allocated to the respective accounts of such person under the Stock Bonus Plan as of December 31, 1996, all of which shares are fully vested, except for Mr. Brondo's shares, of which approximately 1,042 shares are fully vested. Any power of the director to dispose of such stock is secondary and shares owned by the Stock Bonus Plan are not aggregated for purposes of the above table with shares held by other directors for clarity of presentation.

3 Includes all shares beneficially owned by such person, shares owned by the McNamee Family Trust, and all shares held under the Stock Bonus Plan.

4 Includes 175,668, 162,788, 38,782, and 58,930 options to purchase shares, granted to Messrs. G. McNamee, Goldberg, Johnson, and Lindburg, respectively, all of which options are currently exercisable.

5 Includes 2,756 shares owned by Geraldine Fiederowicz, of which Mr. Fiederowicz disclaims ownership.

6 Except as noted, all shares are held individually or jointly with a spouse and the named person has or shares the right to vote and to dispose of the shares indicated.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           Summary Compensation Table

The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to each of the Co-Chief Executive Officers of the Company during fiscal year 1996, and the other executive officers at the end of fiscal year 1996 constituting the most highly compensated executive officers of the Company (the "Named Executive Officers").

                                                           Long Term    All Other
                                   Annual Compensation     Compensa-    Compensa-
                                                          tion Award     tion(2)
---------------------------------------------------------------------------------
                         Year(1)     Salary     Bonus       Shares
  Name & Principal                                        Underlying
      Position                                              Options
---------------------------------------------------------------------------------
George C. McNamee        1996       250,000    320,000       50,000       6,000
Chairman & Co-Chief      1995(3)     62,500     80,000            0       2,250
Executive Officer        1995(4)    200,000    325,000            0       5,969
---------------------------------------------------------------------------------
Alan P. Goldberg         1996       250,000    320,000       50,000       6,000
President & Co-Chief     1995(3)     62,500     80,000            0       2,250
Executive Officer        1995(4)    200,000    325,000            0       6,000
---------------------------------------------------------------------------------
Hugh A. Johnson, Jr.     1996       200,000    256,000            0       6,000
Senior Vice President    1995(3)     50,000     64,000            0       4,642
                         1995(4)    189,000    250,000            0       5,981
---------------------------------------------------------------------------------
Edwin T. Brondo          1996       175,000     68,000            0       6,000
Vice President           1995(3)     43,750     17,000            0           0
                         1995(4)    175,000    112,500            0           0
---------------------------------------------------------------------------------
David J. Cunningham      1996       150,000     88,000            0         975
Vice President           1995(3)     37,500     22,000            0         462
Chief Financial          1995(4)    135,000    100,000            0       1,225
Officer
---------------------------------------------------------------------------------
Michael R. Lindburg      1996       175,000    180,000            0       6,000
Secretary &              1995(3)     43,750     45,000            0       3,469
General Counsel          1995(4)    135,000    120,000            0       5,991

1 In 1996, the Company changed its fiscal year to the calendar year. Compensation reflected for fiscal year 1996 covers a twelve-month period; compensation reflected for the first fiscal year 1995 covers the three-month period from September 30, 1995 through December 31, 1995; and compensation for the second fiscal year 1995 covers the period from September 30, 1994 through September 29, 1995.

2 Represents contributions by the Company to the Employee Stock Bonus Plan, a tax qualified employee benefit plan in which all employees of the Company are eligible to participate.

3 Three-month fiscal year from September 30, 1995 through December 31, 1995.

4 Twelve-month fiscal year ending September 29, 1995.

                         Aggregated Stock Option Values

The following table provides information related to the number and value of unexercised stock options held by the relevant Named Executive Officers as of March 14, 1997 all of which stock options are currently exercisable.

                                                    Value of
                                Number of          Unexercised
                           Unexercised Stock    In-the-Money Stock
                           Options at Fiscal        Options at
                                Year-End          March 14, 1997
  -----------------------------------------------------------------
  George C. McNamee             175,668              999,461
  Alan P. Goldberg              162,788              933,821
  Hugh A. Johnson, Jr.           38,782              300,173
  Michael R. Lindburg            58,930              431,919

             Section 16(a) Beneficial Ownership Reporting Compliance

Based on the Company's review of reports filed by directors, executive officers and 10% shareholders of the Company on Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, all such reports were filed on a timely basis during fiscal year 1996, except for one Form 3 Initial Statement of Beneficial Ownership of Securities that was required to be filed by Mr. Fiederowicz upon his becoming a director of the Company but which was filed 16 days late.

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

                                    Overview

The Executive Compensation Committee establishes the compensation policies applicable to the executive officers of the Company.

                              Compensation Policies

Compensation for senior executives of the Company has been strongly influenced by the principle that the compensation of senior executives should be structured to directly link the executives' financial reward to Company performance. Thus, senior executives would both share in the success of the Company as a whole and be adversely affected by poor Company performances thereby aligning their interests with the interests of the Company's shareholders.

Salaries of executive officers are intended to be relatively moderate, and are set at levels which the Executive Compensation Committee believes are generally competitive with salaries of executives in similar positions at comparable financial services companies. In addition, substantial emphasis is placed on incentive compensation directly related to short- and long-term corporate performance through annual cash bonuses and stock option grants.

As is common in the financial services industry, a significant portion of total compensation of the Company's executive officers is paid in the form of annual bonuses. For example, in each of the past three fiscal years, most of the annual cash compensation of Messrs. G. McNamee and Goldberg, the Company's Co-Chief Executive Officers (the "Co-CEOs"), was paid as an annual bonus. This is intended to maximize the portion of an individual's compensation that is subject to fluctuation each year based upon corporate and individual performance, as discussed below. The compensation program is structured to recognize each executive's level of responsibility and to reward exceptional individual and corporate performance.

                                   Base Salary

A competitive base salary is important in fostering a career orientation among executives consistent with the long-term nature of the Company's business objectives. The Executive Compensation Committee determines the salary of each of the executive officers based on its consideration of each of the Co-CEOs' recommendations.

Salaries and salary adjustments are based on the responsibilities, performance, and experience of each executive, regular reviews of competitive positioning (comparing the Company's salary structure with that of similar companies) and business performance. While there is no specific weighing of these factors, the responsibilities, performance and experience of each executive and reviews of competitive positioning are the most important considerations.

                            The Stock Incentive Plan

In past years, awards under the Stock Incentive Plan have supplemented the bonuses paid to Named Executive Officers. All of the stock options granted under the Stock Incentive Plan have been qualified incentive stock options, and the number of options granted to the executive officers, in general, reflect the decision of the Executive Compensation Committee to allocate a portion of compensation in stock options, the value of which is directly linked to the future financial success of the Company. No awards under the Stock Incentive Plan were made to the Named Executive Officers for fiscal year 1996, other than the awards to the Co-CEO's.

                   Compensation of Co-Chief Executive Officers

The total compensation paid to each of the Company's Co-CEOs for the fiscal year ended December 31, 1996, was $570,000. For fiscal year 1996, each of the Co-CEOs received a base salary of $250,000, additional bonus compensation of $320,000, and stock options for 50,000 shares of Common Stock of the Company.

The specific bonus an executive receives is dependent on his level of responsibility and individual performance. Levels of responsibility are evaluated annually by the Executive Compensation Committee without regard to any specific formula. Assessments of individual performance are also made annually by the Executive Compensation Committee after receiving the recommendations of the Co-CEOs. Such assessments are based on a number of subjective factors, including individual and corporate performance, initiative, business judgment, and management skills. Messrs. G. McNamee and Goldberg's fiscal year 1996 award reflects each of their significant personal contributions to the business and leadership in building the Company's revenues, earnings, and capital position, and the financial results for fiscal year 1996.

                           EXECUTIVE COMPENSATION COMMITTEE

                                    J. Anthony Boeckh
                                    Charles L. Schwager

                                PERFORMANCE GRAPH


Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the S&P Composite 500 Stock Index and the Financial Services Analytics, Inc. Regional Index ("FSA Regional Index"), an index of pubicly traded regional brokerage firms for the period from December 31, 1991, to December 31, 1996. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1991, and that all dividends, if any, were reinvested.

                   Comparison of the Company's Common Stock

                                  [LINE GRAPH]

                     1991   1992   1993   1994   1995   1996
                     ----   ----   ----   ----   ----   ----
First Albany          100    138    183    182    294    323
S&P 500 Index         100    108    118    120    165    203
FSA Regional Index    100    111    145    124    183    284

                              ELECTION OF DIRECTORS

The Board of Directors has nominated and recommends the election of each of the nominees set forth below under the caption "Directors and Executive Officers of the Company" as a director of the Company to serve until the next Annual Meeting of Shareholders or until his/her successor is duly elected and qualified. Each nominee is currently a director of the Company.

Should any nominee become unable or unwilling to accept nomination or election, it is intended that the persons named in the enclosed proxy will vote the shares that they represent for the election of a nominee designated by the Board of Directors, unless the Board reduces the number of directors. At present, it is anticipated that all nominees will be candidates.

The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors. Consequently, so long as a quorum is present, any shares not voted (whether by abstention or broker non-votes) have no effect on the election of directors. Proxies in the enclosed form, unless otherwise directed, will be voted for the election as directors of the eight nominees named below.

                 Directors and Executive Officers of the Company

The directors nominated for election are as follows:

GEORGE C. McNAMEE, age 50, joined First Albany in 1969. From 1975 until 1989, he served as President of First Albany. He has served as Chairman of First Albany since 1984 and Co-Chief Executive Officer since 1993. Mr. McNamee serves on the Board of Directors of the New York State Science and Technology Foundation, the Meta Group, Mechanical Technology Incorporated, Internet Shoppping Network and MapInfo Corporation. He previously served as a member of the Governor's Commission on State and Local Fiscal Policies and as Chairman of the State Debt Reform Committee for New York State. He also serves as Chairman of the Committee on Clearance and Settlement of the Securities Industry Association. Mr. McNamee has been Chairman and a director of the Company since its incorporation in 1985.

ALAN P. GOLDBERG, age 51, joined First Albany in 1980 and shortly thereafter became Executive Vice President. Mr. Goldberg became President of First Albany in 1989 and Co-Chief Executive Officer in 1993. He is a past member of the Board of Governors of the Boston Stock Exchange and past Chairman of the District Business Conduct Committee of the National Association of Securities Dealers. Mr. Goldberg is Chairman of the Board of Trustees of the Albany Institute of History and Art, is Chair of the Albany-Colonie Chamber of Commerce, Director of Mechanical Technology Incorporated, and a Director of the Center for Economic Growth and a member of the Board of Directors of the Albany Symphony Orchestra. Mr. Goldberg has been a director of the Company since its incorporation in 1985.

HUGH A. JOHNSON, JR., age 56, joined First Albany in 1977. He is currently Senior Vice President and the Chief Investment Officer. He has also been Chairman of First Albany Asset Management Corporation, a subsidiary of the Company, since 1991. He has served on the Board of Directors of First Albany since 1985. Mr. Johnson is a Director of the New York State Business Development Corporation and serves on other state and community boards. Mr. Johnson has served as a director of the Company since 1990.

J. ANTHONY BOECKH, Ph.D., age 58, has been Chairman and Chief Executive Officer of BCA Publications Ltd., Montreal, Canada, and has been Editor-in-Chief of The Bank Credit Analyst since 1971. Mr. Boeckh is also a principal of Greydanus, Boeckh and Associates Inc., Montreal, Canada, a fixed income specialty manager. He also serves on other industry and community boards. Mr. Boeckh has been a director of the Company since 1986, and serves as a member of the Executive Compensation Committee.

WALTER M. FIEDEROWICZ, age 50, has been President and Chief Executive Officer of WorldCorp, Inc. the holding company to World Airways, Inc., an aviation services subsidiary, since April, 1997. Mr. Fiederowicz served as Chairman of Colonial Data Technologies Corp. (a telecommunications product and service provider) from 1994 until March 1996, and served on the Board of Directors of such company since 1985. From January 1991 until July 1994, he held various positions, including Executive Vice President and Chairman, and served as Director of Conning Corporation, the parent company of an investment firm. He is also a director of Photronics, Inc., InteliData Technologies Corporation, and Blau Marketing Technologies Corp. Mr. Fiederowicz was Chairman of Covenant Mutual Insurance Company ("Covenant"), from 1989 until March 1993, and was President and Chief Executive Officer of Covenant from 1989 until December 1992. Covenant was placed in rehabilitation by the Insurance Commissioner of the State of Connecticut in 1993 and subsequently liquidated as a result of losses incurred in connection with insurance claims relating to Hurricane Andrew. Mr. Fiederowicz has been a director of the Company since 1996.

DANIEL V. McNAMEE III, age 52, has been Chairman of The Publishing and Media Group, formerly McNamee Consulting Company Inc., a management consulting firm specializing in the media communications industry since 1981. Mr. McNamee is a member of the Audit Committee and has been a director of the Company since its incorporation in 1985.

CHARLES L. SCHWAGER, age 53, founded Loanet, Inc. in 1981, a provider of on-line, real time accounting services to support financial institutions engaged in the business of borrowing and lending securities. Mr. Schwager served as President of Loanet, Inc. from 1981 to 1994, when the company was sold. He continues to be employed by Loanet, Inc. in a consulting capacity. Mr. Schwager is a member of the Audit and Executive Compensation Committees and has been a director of the Company since 1995.

BENAREE P. WILEY, age 50, is President and Chief Executive Officer of The Partnership, a Boston-based organization formed by business and civic leaders to promote the development of professionals of color through access to corporate, municipal, and state leaders. Ms. Wiley is a member of the Board of Directors of The Boston Company, a Trustee of Boston College and serves on the Board of Directors of the Boston Children's Museum and the United Way of Massachusetts. From 1989 to 1991, Ms. Wiley served as Director of Graduate Admissions for Harvard Law School and from 1987 through 1991, she maintained a private consulting practice. Ms. Wiley serves as Chairperson of the Audit Committee and has been a director of the Company since 1993.

George C. McNamee and Daniel V. McNamee, III are brothers.

                          Board and Committee Meetings

The Board of Directors held four meetings during the Company's fiscal year ended December 31, 1996. Each current Director attended 75% or more of the aggregate number of meetings of the Board of Directors and each committee to which he/she was appointed that were held during the period in which he/she was a director.

The Audit Committee, responsible for reviewing the Company's financial statements, met once during the fiscal year. Among other matters, the Audit Committee reviews the Company's expenditures, reviews the Company's internal accounting controls and financial statements, reviews with the Company's independent auditors the scope of their audit, their report, and their recommendations, and recommends the selection of the Company's independent auditors. During fiscal year 1996, the Audit Committee was comprised of Messrs. Schwager and D. McNamee, and Ms. Wiley.

The Executive Compensation Committee is responsible for reviewing and approving the compensation of executive officers of the Company, compensation under the Management Bonus Compensation Plan, and the granting of stock options under the Stock Incentive Plan and awards under the Company's Restricted Stock Plan. Following the close of fiscal year 1996, the Executive Compensation Committee met to review and to approve the compensation of the Named Executive Officers. The Executive Compensation Committee was comprised of Messrs. Boeckh, and Schwager.

The Board of Directors does not have a nominating committee.

During 1996, the Company paid directors who are not executive officers of the Company an annual retainer of $6,000 and $2,500 per meeting attended, plus reimbursement of reasonable expenses. In addition, the Chairman of any committee and non-employee members of such committees are paid $250 and $200, respectively, per meeting attended.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of its business, First Albany Corporation extends credit to employees, including directors and executive officers, under Regulation T, which regulates credit in cash and margin accounts. Such extensions of credit are performing and are made on the same terms as for customers.

                 SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS

The Board of Directors has recommended that the accounting firm of Coopers & Lybrand L.L.P. be selected as the Company's independent auditors for the fiscal year ending December 31, 1997, subject to shareholder ratification.

Coopers & Lybrand L.L.P. conducted the audit for the fiscal year ended December 31, 1996. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, and will have an opportunity to make a statement and to respond to appropriate questions.

In the event the shareholders fail to ratify the selection of Coopers & Lybrand L.L.P., the selection of independent auditors will be submitted to the Board of Directors for reconsideration and selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting is required to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company. For this purpose, broker non-votes shall be treated as abstentions.

The Board of Directors recommends that shareholders vote FOR the ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company.

                                  OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

Any shareholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Shareholders to be held in 1998 must do so no later than December 18, 1997.

You are urged to sign and to return your Proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

                                     By Order of the Board of Directors

                                        /s/ Michael R. Lindburg

                                          Michael R. Lindburg
                                          Secretary
April 18, 1997

/X/   PLEASE MARK VOTES
      AS IN THIS EXAMPLE


             ------------------------------------------------------



                           FIRST ALBANY COMPANIES INC.


             ------------------------------------------------------








                               RECORD DATE SHARES:

                                                  -------------------
Please be sure to sign and date this Proxy.         Date
---------------------------------------------------------------------


    Stockholder sign here                          Co-owner sign here
---------------------------------------------------------------------


--------------------------------------------------------------------------------

1.  The Election of Directors:                                                    For All
    The Nominees:                                          For       Withhold      Except

    GEORGE C. MCNAMEE          HUGH A. JOHNSON, JR.        [ ]          [ ]          [ ]
    ALAN P. GOLDBERG           DANIEL V. MCNAMEE III
    J. ANTHONY BOECKH          CHARLES L. SCHWAGER
    WALTER M. FIEDEROWICZ      BENAREE P. WILEY

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).

                                                           For       Against        Abstain

2.  The Ratification of the Selection of                   [ ]          [ ]          [ ]
    Coopers & Lybrand as Certified Public
    Accountants to audit the financial
    statements of the Company for the fiscal
    year ending December 31, 1997.

3.  In their discretion, the proxies are                   [ ]          [ ]          [ ]
    authorized to vote upon any other business
    that may properly come before the meeting.

    Mark box at right if you plan to attend                                          [ ]
    the Annual Meeting.

    Mark box at right if an address change or                                        [ ]
    comment has been noted on the reverse side
    of this card.

--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

                           FIRST ALBANY COMPANIES INC.


Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 15, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

First Albany Companies Inc.

                           FIRST ALBANY COMPANIES INC.
                              30 SOUTH PEARL STREET
                             ALBANY, NEW YORK 12207


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


George C. McNamee and Alan P. Goldberg, and each of them, as proxies, with full power of substitution, are hereby authorized to represent and to vote, as designated on the reverse side, all Common Stock of First Albany Companies Inc. held of record by the undersigned on April 11, 1997 at the Annual Meeting of Stockholders to be held at 4:30 P.M. (EDT) on Thursday, May 15, 1997 at the offices of the Company at 30 South Pearl Street, Albany, New York, or at any adjournment thereof. IN THEIR DISCRETION, THE ABOVE-NAMED PROXIES ARE AUTHORIZED TO VOTE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.



HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

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